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TIMBERLAND BANCORP, INC.
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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December 19, 2011

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Timberland Bancorp, Inc. to be held at the Hoquiam Timberland Library, located at 420 7th Street, Hoquiam, Washington, on Tuesday, January 24, 2012 at 1:00 p.m., local time.

The Notice of Annual Meeting of Shareholders and Proxy Statement appearing on the following pages describe the formal business to be transacted at the meeting.  During the meeting, we will also report on our operations.  Directors and officers of Timberland Bancorp, Inc., as well as a representative of Delap LLP, our independent auditor for the fiscal year ended September 30, 2011, will be present to respond to appropriate questions of shareholders.

It is important that your shares are represented at the meeting, whether or not you attend in person and regardless of the number of shares you own.  To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card.  If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

We look forward to seeing you at the meeting.

Sincerely,

/s/ Jon C. Parker

Jon C. Parker
Chairman of the Board

TIMBERLAND BANCORP, INC.
624 SIMPSON AVENUE
HOQUIAM, WASHINGTON 98550
(360) 533-4747

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JANUARY 24, 2012

Notice is hereby given that the annual meeting of shareholders of Timberland Bancorp, Inc. will be held at the Hoquiam Timberland Library, located at 420 7th Street, Hoquiam, Washington, on Tuesday, January 24, 2012, at 1:00 p.m., local time, for the following purposes:

Proposal 1.	Election of two directors to each serve for a term of three years.

Proposal 2.	Advisory approval of the compensation of our named executive officers.

Proposal 3.	Ratification of the Audit Committee’s selection of Delap LLP as our independent auditor for 2012.

We will also consider and act upon such other business as may properly come before the meeting, or any adjournment or postponement thereof.  As of the date of this notice, we are not aware of any other business to come before the annual meeting.

The Board of Directors has fixed the close of business on December 1, 2011 as the record date for the annual meeting.  This means that shareholders of record at the close of business on that date are entitled to receive notice of, and to vote at the meeting and any adjournment thereof.  To ensure that your shares are represented at the meeting, please take the time to vote by signing, dating and mailing the enclosed proxy card which is solicited by the Board of Directors.  The proxy will not be used if you attend and vote at the annual meeting in person.  Regardless of the number of shares you own, your vote is very important.  Please act today.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Dean J. Brydon

DEAN J. BRYDON
CORPORATE SECRETARY

Hoquiam, Washington
December 19, 2011

IMPORTANT: The prompt return of proxies will save us the expense of further requests for proxies in order to ensure a quorum.  A pre-addressed envelope is enclosed for your convenience.  No postage is required if mailed in the United States.

PROXY STATEMENT
OF
TIMBERLAND BANCORP, INC.
624 SIMPSON AVENUE
HOQUIAM, WASHINGTON 98550
(360) 533-4747

ANNUAL MEETING OF SHAREHOLDERS
JANUARY 24, 2012

The Board of Directors of Timberland Bancorp, Inc. is using this Proxy Statement to solicit proxies from our shareholders for use at the annual meeting of shareholders.  We are first mailing this Proxy Statement and the enclosed form of proxy to our shareholders on or about December 19, 2011.

The information provided in this Proxy Statement relates to Timberland Bancorp, Inc. and its wholly-owned subsidiary, Timberland Bank.  Timberland Bancorp, Inc. may also be referred to as “Timberland” and Timberland Bank may also be referred to as the “Bank.”  References to “we,” “us” and “our” refer to Timberland and, as the context requires, Timberland Bank.

INFORMATION ABOUT THE ANNUAL MEETING

Time and Place of the Annual Meeting

Our annual meeting will be held as follows:

Date:      Tuesday, January 24, 2012
Time:	1:00 p.m., local time
Place:	Hoquiam Timberland Library, 420 7th Street, Hoquiam, Washington

Matters to Be Considered at the Annual Meeting

At the meeting, you will be asked to consider and vote upon the following proposals:

Proposal 1.	Election of two directors to each serve for a term of three years.

Proposal 2.	Advisory approval of the compensation of our named executive officers.

Proposal 3.	Ratification of the Audit Committee’s selection of Delap LLP as our independent auditor for 2012.

We also will transact any other business that may properly come before the annual meeting.  As of the date of this Proxy Statement, we are not aware of any other business to be presented for consideration at the annual meeting other than the matters described in this Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on January 24, 2012

Our Proxy Statement and Annual Report to Shareholders, are available at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=06973.  The following materials are available for review:

•	Proxy Statement;

•	proxy card; and
•	Annual Report to Shareholders.

Directions to attend the annual meeting, where you may vote in person, can be found online at http://www.timberlandbank.com.

Who is Entitled to Vote?

We have fixed the close of business on December 1, 2011 as the record date for shareholders entitled to notice of and to vote at our annual meeting.  Only holders of record of Timberland’s common stock on that date are entitled to notice of and to vote at the annual meeting.  You are entitled to one vote for each share of Timberland common stock you own.  On December 1, 2011, there were 7,045,036 shares of Timberland common stock outstanding and entitled to vote at the annual meeting.

How Do I Vote at the Annual Meeting?

Proxies are solicited to provide all shareholders of record on the voting record date an opportunity to vote on matters scheduled for the annual meeting and described in these materials.  You are a shareholder of record if your shares of Timberland common stock are held in your name.  If you are a beneficial owner of Timberland common stock held by a broker, bank or other nominee (i.e., in “street name”), please see the instructions in the following question.

Shares of Timberland common stock can only be voted if the shareholder is present in person or by proxy at the annual meeting.  To ensure your representation at the annual meeting, we recommend you vote by proxy even if you plan to attend the annual meeting.  You can always change your vote at the meeting if you are a shareholder of record.

Voting instructions are included on your proxy card.  Shares of Timberland common stock represented by properly executed proxies will be voted by the individuals named on the proxy card in accordance with the shareholder’s instructions.  Where properly executed proxies are returned to us with no specific instruction as how to vote at the annual meeting, the persons named in the proxy will vote the shares FOR the election of each of our director nominees, FOR approval of the compensation of our named executive officers and FOR ratification of the selection of Delap LLP as our independent auditor.  If any other matters are properly presented at the annual meeting for action, the persons named in the enclosed proxy and acting thereunder will have the discretion to vote on these matters in accordance with their best judgment.  We do not currently expect that any other matters will be properly presented for action at the annual meeting.

You may receive more than one proxy card depending on how your shares are held.  For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children.  In this case, you will receive three separate proxy cards to vote.

What if My Shares Are Held in Street Name?

If you are the beneficial owner of shares held in street name by a broker, your broker, as the record holder of the shares, is required to vote the shares in accordance with your instructions.  If your common stock is held in street name, you will receive instructions from your broker that you must follow in order to have your shares voted.  Your broker may allow you to deliver your voting instructions via the telephone or the Internet.  Please see the instruction form that accompanies this Proxy Statement.  If you do not give instructions to your broker, your broker may nevertheless vote the shares with respect to discretionary items, but will not be permitted to vote your shares with respect to non-discretionary items, pursuant to current industry practice.  In the case of non-discretionary items, shares not voted are treated as “broker non-votes.”  The proposals to elect directors and approve the compensation of the named executive officers described in this Proxy Statement are considered non-discretionary items; therefore, you must provide instructions to your broker in order to have your shares voted on these proposals.

If your shares are held in street name, you will need proof of ownership to be admitted to the annual meeting.  A recent brokerage statement or letter from the record holder of your shares are examples of proof of ownership.  If you want to vote your shares of common stock held in street name in person at the annual meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

How Will My Shares of Common Stock Held in the Employee Stock Ownership Plan Be Voted?

We maintain the Timberland Bank Employee Stock Ownership and 401(k) Plan (“ESOP and 401(k) Plan”) for the benefit of our employees.  Each participant may instruct the trustee how to vote the shares of Timberland common stock allocated to his or her account under the ESOP portion of the plan by completing the voting instruction sheet distributed by the administrator.  If a participant properly executes the voting instruction sheet, the administrator will instruct the trustee to vote the participant’s shares in accordance with the participant’s instructions.  Unallocated shares of Timberland common stock held in the ESOP portion of the plan and allocated shares for which proper voting instructions are not received will be voted by the trustee in the same proportion as shares for which the trustee has received voting instructions.

How Many Shares Must Be Present to Hold the Meeting?

A quorum must be present at the meeting for any business to be conducted.  The presence at the meeting, in person or by proxy, of at least a majority of the shares of Timberland common stock entitled to vote at the annual meeting as of the record date will constitute a quorum.  Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

What if a Quorum Is Not Present at the Meeting?

If a quorum is not present at the scheduled time of the meeting, a majority of the shareholders present or represented by proxy may adjourn the meeting until a quorum is present.  The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given unless the adjourned meeting is set to be held 120 days or more after the original meeting.  An adjournment will have no effect on the business that may be conducted at the meeting.

Vote Required to Approve Proposal 1: Election of Directors

Directors are elected by a plurality of the votes cast, in person or by proxy, at the annual meeting by holders of Timberland common stock.  Accordingly, the two nominees for election as directors who receive the highest number of votes actually cast will be elected.  Pursuant to our Articles of Incorporation, shareholders are not permitted to cumulate their votes for the election of directors.  Votes may be cast for or withheld from each nominee.  Votes that are withheld and broker non-votes will have no effect on the outcome of the election because the nominees receiving the greatest number of votes will be elected.  Our Board of Directors unanimously recommends that you vote FOR the election of each of its director nominees.

Vote Required to Approve Proposal 2: Advisory Approval of Executive Compensation

The advisory vote to approve the compensation of our named executive officers requires the affirmative vote of a majority of the outstanding shares present in person or by proxy at the annual meeting.  Abstentions will have the same effect as a vote against the proposal.  Broker non-votes will have no effect on the outcome of the proposal.  Our Board of Directors unanimously recommends that you vote FOR approval of the compensation of our named executive officers.

Vote Required to Approve Proposal 3: Ratification of the Selection of the Independent Auditor

Ratification of the selection of Delap LLP as our independent auditor for the fiscal year ending September 30, 2012 requires the affirmative vote of a majority of the outstanding shares present in person or by proxy at the annual meeting.  Abstentions will have the same effect as a vote against the proposal.  Our Board of Directors unanimously recommends that you vote FOR the ratification of the selection of the independent auditor.

May I Revoke My Proxy?

You may revoke your proxy before it is voted by:

•	submitting a new proxy with a later date;

•	notifying the Corporate Secretary of Timberland in writing before the annual meeting that you have revoked your proxy; or

•	voting in person at the annual meeting.

If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting.  However, if your shares are held in street name, you must bring a validly executed proxy from the nominee indicating that you have the right to vote your shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of December 1, 2011, the voting record date, information regarding share ownership of:

•
those persons or entities (or groups of affiliated person or entities) known by management to beneficially own more than five percent of Timberland’s common stock other than directors and executive officers;

•	each director and director nominee of Timberland;

•	each executive officer of Timberland or Timberland Bank named in the Summary Compensation Table appearing under “Executive Compensation” below (known as “named executive officers”); and

•	all current directors and executive officers of Timberland and Timberland Bank as a group.

Persons and groups who beneficially own in excess of five percent of Timberland’s common stock are required to file with the Securities and Exchange Commission (“SEC”), and provide us a copy, reports disclosing their ownership pursuant to the Securities Exchange Act of 1934.  To our knowledge, no other person or entity, other than the ones set forth below, beneficially owned more than five percent of the outstanding shares of Timberland’s common stock as of the close of business on the voting record date.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC.  In accordance with Rule 13d-3 of the Securities Exchange Act, a person is deemed to be the beneficial owner of any shares of common stock if he or she has voting and/or investment power with respect to those shares.  Therefore, the table below includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, unvested shares in our Management Recognition and Development Plan, shares held in the ESOP portion of our ESOP and 401(k) Plan, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power.  In addition, in computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to outstanding options that are currently exercisable or exercisable within 60 days after the voting record date are included in the number of shares beneficially owned by the person and are deemed outstanding for the purpose of calculating the person’s percentage ownership.  These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

As of the voting record date, there were 7,045,036 shares of Timberland common stock outstanding.

	Number of Shares		Percent of Shares
Name	Beneficially Owned (1)		Outstanding (%)

Beneficial Owners of More Than 5%

Timberland Bank Employee Stock Ownership and 401(k) Plan (2)	849,968		12.1
624 Simpson Avenue
Hoquiam, Washington 98550

Dimensional Fund Advisors LP	589,056	(3)	8.4
6300 Bee Cave Road
Austin, Texas 78746

Royce & Associates, LLC	469,200	(4)	6.7
745 Fifth Avenue
New York, New York 10151

Directors

Andrea M. Clinton	15,716		*
Larry D. Goldberg	4,500		*
James C. Mason	20,287		*
Jon C. Parker	59,553		*
Ronald A. Robbel	54,701		*
David A. Smith	21,873		*
Michael J. Stoney	5,900		*

Named Executive Officers

Michael R. Sand (5)	139,577		2.0
Robert A. Drugge	19,810		*
John P. Norawong	19,613		*

All Executive Officers and Directors as a Group (15 persons)	442,836		6.2
______________
*Less than one percent of shares outstanding.
(1)
The amounts shown also include the following number of shares which the indicated individuals have the right to acquire within 60 days of the voting record date through the exercise of stock options:  Mr. Robbel, 44,548 shares; and all executive officers and directors as a group, 48,548 shares.

(2)
Represents shares held in the ESOP portion of the ESOP and 401(k) Plan. As of the voting record date, 585,461 shares in the ESOP portion of the plan have been allocated to participants’ accounts including 85,826 shares to executive officers which is included in their totals above.

(3)
Based solely on a Schedule 13G/A dated February 11, 2011, regarding shares owned as of December 31, 2010. According to this filing, Dimensional Fund Advisors LP, an investment adviser registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts (collectively, the “Funds”). In certain cases, subsidiaries of Dimensional Fund Advisors LP may act as an adviser or sub-adviser to certain Funds. In its role as investment advisor, sub-adviser and/or manager, neither Dimensional Fund Advisors LP or its subsidiaries (collectively, “Dimensional”) possess voting and/or investment power over the shares reported, and may be deemed to be the beneficial owner of the shares held by the Funds. However, the shares reported are owned by the Funds. Dimensional disclaims beneficial ownership of such securities.

(4)
Based solely on a Schedule 13G/A dated January 25, 2011, regarding shares owned as of December 31, 2010. According to this filing, various accounts managed by Royce & Associates, LLC, an investment adviser registered under Section 203 of the Investment Advisors Act of 1940, have the right to receive or the power to direct the receipt of dividends from or the proceeds from the sale of the shares reported. One account, Royce Value Trust, Inc. an investment company registered under the Investment Company Act of 1940 and managed by Royce & Associates, LLC, held all of the shares reported.

(5)	Mr. Sand is also a director of Timberland.

PROPOSAL 1 – ELECTION OF DIRECTORS

Our Board of Directors currently consists of eight members and is divided into three classes.  Approximately one-third of the directors are elected annually to serve for a three-year period or until their respective successors are elected and qualified. The table below sets forth information regarding each director of Timberland and each nominee for director.  The Nominating Committee of the Board of Directors selects nominees for election as directors and has nominated for election as directors Andrea M. Clinton and Ronald A. Robbel, each to serve for a three-year term, or until their respective successors have been elected and qualified.  Each of our nominees currently serves as a Timberland director, and has consented to being named in this Proxy Statement and has agreed to serve if elected.  If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee.  If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority.  At this time, we are not aware of any reason why a nominee might be unable to serve if elected.

The Board of Directors recommends a vote “FOR” the election of Ms. Clinton and Mr. Robbel.

	Age as of	Year First Elected or	Term to
Name	September 30, 2011	Appointed Director (1)	Expire

Board Nominees

Andrea M. Clinton	54	1996	2015 (2)
Ronald A. Robbel	70	2002	2015 (2)

Directors Continuing in Office

Michael R. Sand	57	1993	2013
David A. Smith	56	2000	2013
Larry D. Goldberg	65	2009	2013
Jon C. Parker	62	1992	2014
James C. Mason	56	1993	2014
Michael J. Stoney	42	2010	2014
______________
(1)	For years prior to 1998, includes prior service on the Board of Directors of Timberland Bank. Each member of our Board of Directors is also a member of the Board of Directors of the Bank.
(2)	Assuming election or re-election.

Set forth below is the principal occupation of each nominee for director and each director continuing in office, as well as a brief description of the experience, qualifications, attributes or skills of each nominee or director that led to the conclusion that the person should serve on Timberland’s Board of Directors.   All nominees and directors have held their present positions for at least five years unless otherwise indicated.

Andrea M. Clinton, an interior designer, is the owner of AMC Interiors, Olympia, Washington.

Ronald A. Robbel engaged in public accounting for 38 years, primarily auditing financial institutions, and including 14 years as a partner with Ernst and Young.  Since retiring in 2000, Mr. Robbel has continued to be a licensed Certified Public Accountant with annual continuing education focused on the banking industry and related subjects, including SEC matters.

Michael R. Sand has been affiliated with Timberland Bank since 1977 and has served as our President since January 23, 2003.  On September 30, 2003, he was appointed as our Chief Executive Officer.  Prior to his appointment as President and Chief Executive Officer, Mr. Sand had served as Executive Vice President and Secretary of Timberland Bank since 1993 and as Executive Vice President and Secretary of Timberland since its formation in 1997.

David A. Smith is a pharmacist and the owner of Harbor Drug, Inc., a retail pharmacy located in Hoquiam, Washington.

Larry D. Goldberg is a principal partner in Sherwood Associates LP.  Prior to that, Mr. Goldberg spent more than 30 years as a principal partner of Goldberg Furniture Company, retiring in 2001.  Mr. Goldberg currently serves as a civilian member of the Washington State Commission on Judicial Conduct.

Jon C. Parker is a member of the law firm of Parker & Winkelman P.S. (formerly Parker, Johnson & Parker P.S.), Hoquiam, Washington, which serves as general counsel to Timberland and Timberland Bank.

James C. Mason is the President and owner of the following companies: Mason Timber Inc., Mason Trucking Inc., Masco Petroleum Inc., Aloha Jet Inc., Mason Aviation, Inc., Trailer Services Inc., Shine Quarry Inc., Mason Properties LLC, Masco Maritime LLC, Grass Island LLC, Masco Oil Warehouse LLC, 110 Commerce Street LLC, 1100 Basich Blvd LLC, 954 Anderson Drive LLC, 2012 Ind Pkwy LLC, 1020 Anderson Dr. LLC, 1104 Basich Blvd LLC, 200 Myrtle LLC and Shelton Renal Care LLC, all of which are headquartered in Western Washington.

Michael J. Stoney is a licensed Certified Public Accountant and a partner in the accounting firm Easter and Stoney P.S.

The following table identifies the experience, qualifications, attributes and skills that led to the conclusion that the person should serve as a director of Timberland.

	Current or Past Owner of a Business Enterprise	CPA or Financial Expert	Attorney	Strong Community Presence or Involvement	Knowledge of Local Real Estate Markets	Current or Past CEO or President

Jon C. Parker	X		X	X	X	X
James C. Mason	X	X		X	X	X
Michael J. Stoney	X	X		X	X
Andrea M. Clinton	X			X	X	X
Ronald A. Robbel	X	X		X
Michael R. Sand				X	X	X
David A. Smith	X			X	X	X
Larry D. Goldberg	X	X		X	X	X

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
AND CORPORATE GOVERNANCE MATTERS

Board of Directors

The Boards of Directors of Timberland and Timberland Bank conduct their business through board and committee meetings.  Both Boards generally meet on a monthly basis, holding additional special meetings as needed.  During the fiscal year ended September 30, 2011, the Board of Directors of Timberland held 12 meetings and the Board of Directors of the Bank held 12 meetings.  No director of Timberland or Timberland Bank attended fewer than 75% of the total meetings of the boards and committees on which such person served during this period.

Committees and Committee Charters

The Board of Directors of Timberland has standing Audit, Nominating, and Strategic Planning and Enterprise Risk Management Committees.  The Board has adopted written charters for these Committees, and copies of the Audit and Nominating Committee charters are available on our website at www.timberlandbank.com.  You may also obtain copies of the Audit and Nominating Committee charters free of charge by writing to: Dean J. Brydon, Corporate

Secretary, Timberland Bancorp, Inc., 624 Simpson Avenue, Hoquiam, Washington 98550, or by calling (360) 533-4747.  Because Timberland does not have its own employees, the Compensation Committee of the Timberland Bank Board of Directors serves as our compensation committee.  This Committee has not adopted a written charter.

Audit Committee.  The Audit Committee consists of Directors Robbel, Smith, Goldberg and Stoney.  The Committee meets at least quarterly and on an as needed basis to evaluate the effectiveness of our internal controls for safeguarding assets and ensuring the integrity of the financial reporting.  The Committee also appoints the independent auditor and reviews the audit report prepared by the independent auditor.  The Audit Committee met eight times during the year ended September 30, 2011.

Each member of the Audit Committee is “independent” in accordance with the requirements for companies listed on Nasdaq.  Directors Robbel and Stoney have been designated by the Board of Directors as the “audit committee financial experts,” as defined by the SEC.  Director Robbel and Director Stoney are both licensed Certified Public Accountants.

Nominating Committee.  The Nominating Committee consists of all independent directors who do not have terms expiring at the next annual meeting.  The Nominating Committee meets annually and on an as needed basis, and is responsible for selecting qualified individuals to fill expiring directors’ terms and openings on the Board of Directors.  Final approval of director nominees is determined by the full Board, based on the recommendations of the Nominating Committee.  This Committee met once during the year ended September 30, 2011.

Only those nominations made by the Committee or properly presented by shareholders will be voted upon at the annual meeting.  In its deliberations for selecting candidates for nominees as director, the Nominating Committee considers the candidate’s knowledge of the banking business and involvement in community, business and civic affairs, and also considers whether the candidate would provide for adequate representation of Timberland Bank’s market area.  Any nominee for director made by the Committee must be highly qualified with regard to some or all these attributes.  In searching for qualified director candidates to fill vacancies on the Board, the Committee solicits its current Board of Directors for names of potentially qualified candidates.  Additionally, the Committee may request that members of the Board of Directors pursue their own business contacts for the names of potentially qualified candidates.  The Committee would then consider the potential pool of director candidates, select the candidate it believes best meets the then-current needs of the Board, and conduct a thorough investigation of the proposed candidate’s background to ensure there is no past history that would cause the candidate not to be qualified to serve as one of our directors.  Although the Nominating Committee charter does not specifically provide for the consideration of shareholder nominees for directors, the Committee will consider director candidates recommended by a shareholder that are submitted in accordance with our Articles of Incorporation.  Because our Articles of Incorporation provide a process for shareholder nominations, the Committee did not believe it was necessary to provide for shareholder nominations of directors in its charter.  If a shareholder submits a proposed nominee, the Committee would consider the proposed nominee, along with any other proposed nominees recommended by members of our Board of Directors, in the same manner in which the Committee would evaluate its nominees for director.  For a description of the proper procedure for shareholder nominations, see “Shareholder Proposals” in this Proxy Statement.

As noted above, the Nominating Committee considers a number of criteria when selecting new members of the Board.  Those criteria as well as professional background, industry expertise and geographic location are considered to provide for diversity on our Board of Directors.  These diversity factors are considered when the Nominating Committee and Board are seeking to fill a vacancy or new seat on the Board.

Strategic Planning and Enterprise Risk Management Committee.  The Strategic Planning and Enterprise Risk Management Committee consists of all of Timberland’s independent directors, who are Directors Mason, Clinton, Smith, Robbel, Stoney and Goldberg.  The Committee meets on an as needed basis to assist the Board in identifying areas of strategic direction and opportunity, and evaluating and planning enterprise risk management with the overall primary purpose of enhancing shareholder value.  The Committee met twice during the year ended September 30, 2011.

Compensation Committee.  The Compensation Committee of Timberland Bank administers all policies that govern executive compensation for Timberland and Timberland Bank.  Because Timberland has no employees other than

Bank employees who perform services on behalf of Timberland without additional compensation, the Bank’s Compensation Committee evaluates individual executive performance, compensation policies and salaries.  The Committee consists of Directors Mason, Clinton, Goldberg and Stoney.  The Committee meets annually and on an as needed basis and makes recommendations to the full Board of Directors regarding personnel, compensation, benefits and related matters.  The Compensation Committee also meets, outside of the presence of Mr. Sand, to discuss his compensation and make its recommendation to the full Board, which then votes on Mr. Sand’s compensation.  Mr. Sand makes recommendations to the Compensation Committee regarding the compensation of all other executive officers.  The Committee considers the recommendations of Mr. Sand and makes its recommendation to the full Board, which then votes on executive compensation. This Committee met four times during the year ended September 30, 2011.

Corporate Governance

We are committed to establishing and maintaining high standards of corporate governance.  Our executive officers and Board of Directors have worked together to establish a comprehensive set of corporate governance initiatives that they believe will serve the long-term interests of our shareholders and employees.  These initiatives are intended to comply with the provisions contained in the Sarbanes-Oxley Act of 2002, the rules and regulations of the SEC adopted thereunder, and Nasdaq rules.  Our Board of Directors will continue to evaluate and improve our corporate governance principles and policies as necessary and as required.

Director Independence.  Our common stock is listed on the Nasdaq Global Market.  In accordance with Nasdaq requirements, at least a majority of our directors must be independent directors.  The Board has determined that six of our eight directors are independent, as defined by Nasdaq.  Directors Clinton, Goldberg, Mason, Robbel, Smith and Stoney are all independent.  Only Michael R. Sand, who is our President and Chief Executive Officer, and Jon C. Parker, whose firm provides legal counsel to the Bank, are not independent.

Leadership Structure.  The positions of Chairman of the Board and of President and Chief Executive Officer are held by two persons, which has been the case since September 2003.  The Board believes this structure is appropriate for Timberland because it provides the Board with capable leadership and independence from management.  It also allows the President and Chief Executive Officer to focus on the day-to-day business of managing Timberland, while the Chairman leads the Board.

Board Involvement in Risk Oversight.  Risk management is the responsibility of management and risk oversight is the responsibility of the Board.  The Board administers its risk oversight function through its Strategic Planning and Enterprise Risk Management Committee.  The Committee, which is comprised of all independent directors, is responsible for identifying and assessing risks that could result in serious harm to shareholder value.  These risks include strategic risk, credit risk, liquidity risk, market risk, operational risk, legal risk and reputation risk.  The Committee meets as needed and works with management on developing strategies to appropriately mitigate the identified risks.  The Board also manages risk through the division of responsibility within its committee structure, with each board committee being responsible for overseeing risk within its area of responsibility.

Directors keep themselves informed of the activities and condition of Timberland and of the risk environment in which it operates by regularly attending Board and assigned Board committee meetings, and by review of meeting materials, auditors’ findings and recommendations, and supervisory communications.  Directors stay abreast of general industry trends and any statutory and regulatory developments pertinent to Timberland and the Bank by periodic briefings by senior management, counsel, auditors or other consultants, and by more formal director education.

The Board oversees the conduct of Timberland’s business and administers the risk management function by:

•	Selecting, evaluating, and retaining competent senior management;
•	Establishing, with senior management, Timberland’s long- and short-term business objectives, and adopting operating policies to achieve these objectives in a legal and sound manner;
•	Monitoring operations to ensure that they are controlled adequately and are in compliance with laws and policies; and
•	Overseeing Timberland’s business performance.

These responsibilities are governed by a complex framework of federal and state law and regulation as well as regulatory guidelines applicable to the operation of Timberland and the Bank.

The Board ensures that all significant risk-taking activities are covered by written policies that are communicated to appropriate employees.  Specific policies cover material credit, market, liquidity, operational, legal and reputation risks.  The policies are formulated to further Timberland’s business plan in a manner consistent with safe and sound practices.  The Board ensures that all such policies are monitored by senior management to make certain that they conform with changes in laws and regulations, economic conditions, and Timberland’s and the Bank’s circumstances. The policies are implemented by senior management who develop and maintain procedures, including a system of internal controls, designed to foster sound practices, to comply with laws and regulations, and to protect Timberland against external crimes and internal fraud and abuse.

Management regularly provides the Board and its various committees with a significant amount of information regarding a wide variety of matters affecting Timberland.  This includes senior management reports to the Board.  These reports present information in a form meaningful to members of the Board, who recognize that the level of detail and frequency of individual senior management reports will vary with the nature of risk under consideration and Timberland’s and the Bank’s unique circumstances.  Matters presented to the Board and Board committees generally include information with respect to risk.  The Board and Board committees consider the risk aspects of such information and often request additional information with respect to issues that may involve risk to Timberland.  The Board and Board committees also raise risk issues on their own initiative.

The Board has established a mechanism for independent third party review and testing of compliance with policies and procedures, applicable laws and regulations, and the accuracy of information provided by senior management.  This is accomplished, for example, by an internal auditor reporting directly to the Audit Committee.  In addition, an external audit is performed.  The Audit Committee reviews the auditors’ findings with senior management and monitors senior management’s efforts to resolve any identified issues and recommendations.  The Audit Committee provides regular reports of its activities to the Board.

The Board also reviews reports of inspection and examination or other supervisory activity, and any other material correspondence received from Timberland’s regulators.  Findings and recommendations, if any, are carefully reviewed, and progress in addressing such matters is routinely monitored.

Code of Ethics.  The Board of Directors has adopted codes of ethics for each of our (1) principal executive officers and senior financial officers, (2) directors and (3) officers and other employees.  The codes of ethics require individuals to maintain the highest standards of professional conduct.  Our Code of Ethics for Principal Executive Officers and Senior Financial Officers was filed with the SEC as Exhibit 14 to our Annual Report on Form 10-K for the fiscal year ended September 30, 2003 and is available on our website at www.timberlandbank.com.

Shareholder Communication with the Board of Directors.  The Board of Directors maintains a process for shareholders to communicate with the Board.  Shareholders wishing to communicate with the Board of Directors may do so by mailing a letter marked “Confidential” to the Board of Directors, Timberland Bancorp, Inc., 624 Simpson Avenue, Hoquiam, Washington 98550.  Any communication must state the number of shares beneficially owned by the shareholder making the communication.

Annual Meeting Attendance by Directors.  We do not have a policy regarding Board member attendance at annual meetings of shareholders.  All members of the Board of Directors attended the 2011 annual meeting of shareholders.

Related Party Transactions.  We have followed a policy of granting loans to our employees, officers and directors, which fully complies with all applicable federal regulations.  Loans to our directors and executive officers are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions with non-insider employees prevailing at the time, unless the loan or extension of credit is made under a benefit program generally available to all other employees and does not give preference to any insider over any other employee.  Under

Timberland Bank’s current employee and director loan benefit program, all employees and directors are entitled to the following preferred terms:

•
Adjustable rate mortgage for personal residence: interest rate is 1.5% above Timberland Bank’s cost of funds (subject to a floor of 5.25% for loans originated after August 1, 2006); no loan fee is charged.

•	Fixed rate mortgage for personal residence: interest rate is set at the current Federal Home Loan Mortgage Corporation par rate; no loan fee is charged.
•	Consumer loans: normal interest rates apply; no loan fee is charged.
•	Personal computer purchases: interest rate is currently 3.0%; no loan fee is charged.

The following directors and executive officers had loans in excess of $120,000 outstanding under the loan benefit program:

Name	Type of Loan	Amount Involved in the Transaction ($)(1)	Amount Outstanding as of September 30, 2011 ($)	Principal Paid During the Year Ended September 30, 2011 ($)	Interest Paid During the Year Ended September 30, 2011 ($)	Interest Rate (%)

David A. Smith	First Mortgage	401,843	391,124	10,719	16,935	4.25

Robert A. Drugge	First Mortgage	317,349	312,023	5,326	16,534	5.25

Kathie M. Bailey	First Mortgage	136,299	130,946	5,353	5,695	4.25
	Home Equity Line of Credit	49,870	47,378	2,492	2,894	6.00
_____________
(1)	Consists of the largest aggregate amount of principal outstanding during the year ended September 30, 2011.

Loans to directors and executive officers are made in accordance with the same underwriting guidelines for non-insider customers and do not involve more than the normal risk of collectibility, or present other unfavorable features.  Loans to directors and executive officers are approved by the Board of Directors, with the director involved excluded from the vote.  Loans and available lines of credit to all directors and executive officers and their associates totaled approximately $2.67 million at September 30, 2011, which was 3.10% of our equity at that date.  All loans to directors and executive officers were performing in accordance with their terms at September 30, 2011.

Director Parker is a member of the law firm of Parker & Winkelman P.S. (formerly Parker, Johnson & Parker, P.S.), which serves as general counsel to Timberland Bank and Timberland.  We paid legal fees of $176,000 to Parker & Winkelman P.S. for services it rendered during the fiscal year ended September 30, 2011, all of which constitutes Director Parker’s interest.

DIRECTORS’ COMPENSATION

The following table shows the compensation paid to our non-employee directors for the fiscal year ended September 30, 2011.  Compensation for Michael R. Sand, who is our President and Chief Executive Officer, is included in the section below entitled “Executive Compensation.”

Name	Fees Earned or Paid in Cash ($)

Andrea M. Clinton	24,900
Larry D. Goldberg	29,200
James C. Mason	27,200
Jon C. Parker	24,100
Ronald A. Robbel	28,900
David A. Smith	28,900
Michael J. Stoney	29,200

For the year ended September 30, 2011, each of the non-employee directors received a retainer of $1,500 per month, $500 for each regular Board meeting attended, $500 for each Audit Committee meeting attended and $300 for certain other committee meetings attended. In addition, each non-employee director may receive a discretionary stock-based award based on attendance criteria.  Although each non-employee director met the attendance criteria for the year ended September 30, 2011, no award was granted.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows information regarding compensation earned during the fiscal years ended September 30, 2011 and 2010 by our named executive officers: (1) Michael R. Sand, our principal executive officer; and (2) our two other most highly compensated officers who earned in excess of $100,000, who are Robert A. Drugge and John P. Norawong.  We do not have any non-equity incentive plans or defined benefit plans, nor do we permit deferral of compensation on a basis that is not tax-qualified.  The named executive officers did not receive any bonuses or equity awards in the years reported.

Name and Principal Position	Year	Salary ($)	All Other Compensation ($)(1)	Total ($)

Michael R. Sand	2011	210,000	13,218	223,218
President and Chief Executive Officer of	2010	210,000	14,109	224,109
Timberland and Timberland Bank

Robert A. Drugge	2011	165,000	8,201	173,201
Executive Vice President and Business	2010	165,000	9,467	174,467
Banking Manager of Timberland Bank

John P. Norawong	2011	165,000	8,201	173,201
Executive Vice President and Community	2010	165,000	7,905	172,905
Banking Division Manager of Timberland Bank
_____________
(1)	Please see the table below for more information on the other compensation paid to our named executive officers in the year ended September 30, 2011.

All Other Compensation.  The following table sets forth details of “All Other Compensation,” as presented above in the Summary Compensation Table for the year ended September 30, 2011.

Name	401(k) Plan Contribution ($)	ESOP Contribution ($)	Life Insurance Premiums ($)	Membership Dues ($)	Personal Use of Company Vehicle ($)	Total ($)

Michael R. Sand	6,300	3,382	600	2,466	470	13,218
Robert A. Drugge	4,950	2,657	594	--	--	8,201
John P. Norawong	4,950	2,657	594	--	--	8,201

Impact of American Recovery and Reinvestment Act of 2009 on Executive Compensation. Effective December 23, 2008, Timberland completed the sale to the U.S. Department of the Treasury of 16,641 shares of its Fixed Rate Cumulative Perpetual Preferred Stock, Series A, with a related warrant to purchase 370,889 shares of Timberland’s common stock.  The issuance was the result of the Treasury’s approval of Timberland’s application to participate in the Treasury’s Capital Purchase Program, which was established by Treasury pursuant to the authority granted by the Emergency Economic Stabilization Act of 2008 (the “EESA”).  Timberland was required to make certain changes to its executive compensation arrangements as necessary to comply with the provisions of the EESA.  Effective February 17, 2009, President Obama signed into law the American Recovery and Reinvestment Act of 2009 (“ARRA”).  The ARRA

amends the provisions of the EESA that are applicable to Troubled Asset Relief Program (“TARP”) recipients, such as Timberland.  Accordingly, Timberland is now subject to additional limitations on executive compensation, including a provision for recovery of bonus, retention awards, or incentive compensation paid based on earnings, revenue, gains or other criteria later found to be materially inaccurate, a prohibition on making golden parachute payments, a prohibition on paying or accruing any bonus, retention award or incentive compensation (except for certain grants of long-term restricted stock), and providing tax gross-ups.  These restrictions and prohibitions apply to various Timberland officers, as discussed in greater detail in the section entitled, “Potential Payments Upon Termination.”

Outstanding Equity Awards

The following information with respect to outstanding stock awards as of September 30, 2011 is presented for the named executive officers.  The named executive officers did not have any equity incentive plan awards or option awards outstanding as of September 30, 2011.

		Stock Awards (1)
Name	Grant Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)

Michael R. Sand	10/23/07	400	1,616
	10/01/08	600	2,424

Robert A. Drugge	06/26/07	1,200	4,848
	10/23/07	400	1,616
	06/24/08	1,200	4,848
	10/01/08	1,200	4,848

John P. Norawong	06/26/07	1,200	4,848
	10/23/07	400	1,616
	06/24/08	1,200	4,848
	10/01/08	1,200	4,848
_____________
(1)	Stock awards vest ratably over the five-year period from the grant date, with the first 20% vesting one year after the grant date.

Potential Payments Upon Termination

Our equity plans provide for accelerated vesting of awards in connection with a change in control, or upon death or disability.  The following table shows, as of September 30, 2011, the value of potential payments and benefits following a termination of employment under a variety of scenarios. However, as a result of Timberland’s participation in the Treasury’s Capital Purchase Program, it is currently prohibited from making a golden parachute payment to a senior executive officer or any of the next five most highly compensated employees.  For purposes of this restriction, a golden parachute payment means any payment for the departure from a TARP recipient for any reason, or any payment due to a change in control of the TARP recipient, except for payments for services performed or benefits accrued.  Excluded from the restriction are payments made in the event of an employee’s death or disability.  Accordingly, except for payments for services performed or benefits accrued, our named executive officers are not currently eligible to receive any payments upon termination without just cause or in connection with a change in control pursuant to their employment agreements but they, or their beneficiaries, remain eligible to receive payments upon a termination due to death or disability.  The named executive officers are also ineligible to receive the benefit of accelerated vesting of equity awards upon a change in control, as this also constitutes a golden parachute payment.  The prohibition against golden parachute payments will be effective for as long as the 16,641 shares of Timberland’s Series A Preferred Stock sold to the Treasury remain outstanding.

	Involuntary Termination Following Change in Control ($)	Death ($)	Disability ($)

Michael R. Sand	4,040 (1)	4,040	4,040
Equity Plans

Robert A. Drugge	16,160 (1)	16,160	16,160
Equity Plans

John P. Norawong	16,160 (1)	16,160	16,160
Equity Plans
____________
(1)	Payment is prohibited as a result of Timberland’s participation in the Treasury’s Capital Purchase Program.

Our Management Recognition and Development Plan, 1999 Stock Option Plan and 2003 Stock Option Plan provide for accelerated vesting of awards in certain circumstances.  If a change in control occurs prior to the vesting of an award, the vesting date will be accelerated to the effective date of the change in control.  As discussed above, acceleration of vesting in connection with a change in control is currently prohibited as a result of Timberland’s participation in the Treasury’s Capital Purchase Program.  However, if an award recipient dies or becomes disabled prior to vesting of his awards, the vesting date will be accelerated upon the occurrence of such event.

PROPOSAL 2 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

On February 17, 2009, President Obama signed the ARRA (American Recovery and Reinvestment Act of 2009) into law.  For financial institutions that have received or will receive financial assistance under TARP or related programs, such as Timberland, the ARRA significantly rewrites the original executive compensation and corporate governance provisions of Section 111 of the EESA.  Notably, the ARRA requires that TARP recipients permit shareholders to vote to approve executive compensation.  This proposal, commonly known as a “say on pay” proposal gives shareholders the opportunity to endorse or not endorse the compensation of our named executive officers.  The proposal will be presented at the annual meeting in the form of the following resolution:

RESOLVED, that the shareholders approve the compensation of Timberland Bancorp, Inc.’s named executive officers as disclosed in the compensation tables and related material in the Proxy Statement for the 2012 annual meeting of shareholders.

As provided under the ARRA, this vote will not be binding on our Board of Directors and may not be construed as overruling a decision by the Board.  The Compensation Committee and the Board may, however, take into account the outcome of the vote when considering future executive compensation arrangements.

Our executive compensation policies are designed to establish an appropriate relationship between executive pay and the annual and long-term performance of Timberland and Timberland Bank, to reflect the attainment of short- and long-term financial performance goals, to enhance our ability to attract and retain qualified executive officers, and to align to the greatest extent possible the interests of management and shareholders. Our Board of Directors believes that our compensation policies and procedures achieve these objectives.  The Board of Directors unanimously recommends that you vote “FOR” approval of the compensation of our named executive officers.

 AUDIT COMMITTEE REPORT

The Audit Committee reports as follows with respect to Timberland’s audited financial statements for the fiscal year ended September 30, 2011:

•	The Audit Committee has reviewed and discussed the 2011 audited financial statements with management;

•
The Audit Committee has discussed with the independent auditor, Delap LLP, the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 61, Communication with Audit Committees, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T;

•
The Audit Committee has received written disclosures and the letter from the independent auditor required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence, and has discussed with the independent auditor the independent auditor’s independence; and

•
The Audit Committee has, based on its review and discussions with management of the 2011 audited financial statements and discussions with the independent auditor, recommended to the Board of Directors that Timberland’s audited financial statements for the year ended September 30, 2011 be included in its Annual Report on Form 10-K.

The foregoing report is provided by the following directors, who constitute the Audit Committee:

Audit Committee:              Ronald A. Robbel, Chairman
David A. Smith
Larry D. Goldberg
Michael J. Stoney

This report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, and shall not otherwise be deemed filed under such acts.

 PROPOSAL 3 – RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR

The Audit Committee operates under a written charter adopted by the Board of Directors.  In fulfilling its oversight responsibility of reviewing the services performed by Timberland’s independent auditor, the Committee carefully reviews the policies and procedures for the engagement of the independent auditor.  The Audit Committee also discussed with Delap LLP the overall scope and plans for the audit, and the results of its audit.  The Committee also reviewed and discussed with Delap LLP the fees paid, as described below.

The Audit Committee of the Board of Directors has selected Delap LLP as our independent auditor for the year ending September 30, 2012 and that selection is being submitted to shareholders for ratification.  Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of Delap LLP to our shareholders for ratification as a matter of good corporate practice.  If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another registered public accounting firm.  Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of Timberland and our shareholders.  Delap LLP served as our independent auditor for the year ended September 30, 2011 and a representative of the firm will be present at the annual meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

The Board of Directors unanimously recommends that you vote “FOR” the ratification of the appointment of Delap LLP as our independent auditor.

The following table sets forth the aggregate fees billed to Timberland and Timberland Bank by Delap LLP for professional services rendered for the fiscal years ended September 30, 2011 and 2010.

	Year Ended
	September 30,
	2011	2010
Audit Fees (1)	$220,844	$217,112
Audit-Related Fees (2)	500	1,850
Tax Fees (3)	13,030	387
All Other Fees	--	--
________________
(1)	Includes fees for the annual audit and quarterly reviews of the consolidated financial statements.
(2)	Consists of fees related to consultations on various accounting matters.
(3)	Consists of fees for the preparation of income tax returns and tax advice.

The Audit Committee pre-approves all audit and permissible non-audit services to be provided by the independent auditor and the estimated fees for these services in connection with its annual review of its charter.  Pre-approval may be granted by action of the full Audit Committee or by delegated authority to one or more members of the Audit Committee.  If this authority is delegated, all approved non-audit services will be presented to the Audit Committee at its next meeting.  In considering non-audit services, the Audit Committee or its delegate will consider various factors, including but not limited to, whether it would be beneficial to have the service provided by the independent auditor and whether the service could compromise the independence of the independent auditor.  All of the services provided by Delap LLP described above were approved by the Audit Committee.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act requires our directors and executive officers, and persons who own more than 10% of Timberland’s common stock to report their initial ownership of the common stock and any subsequent changes in that ownership to the SEC.  Directors, executive officers and greater than 10% shareholders are required by regulation to furnish us with copes of all Section 16(a) forms they file.  The SEC has established filing deadlines for these reports and we are required to disclose in this Proxy Statement any late filings or failures to file.  Based solely on our review of the copies of such forms we have received and written representations provided to us by the above referenced persons, we believe that, during the fiscal year ended September 30, 2011, all filing requirements applicable to our reporting officers, directors and greater than 10% shareholders were properly and timely complied with.

MISCELLANEOUS

The Board of Directors is not aware of any business to come before the annual meeting other than those matters described in this Proxy Statement.  However, if any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

We will pay the cost of soliciting proxies.  In addition to this mailing, our directors, officers and employees may also solicit proxies personally, electronically or by telephone without additional compensation.  We will also reimburse brokers and other nominees for their expenses in sending these materials to you and obtaining your voting instructions.

Our annual report to shareholders, including financial statements, will be mailed on or about December 19, 2011 to all shareholders of record as of the close of business on the record date.  Any shareholder who has not received a copy of the annual report may obtain a copy by writing to the Corporate Secretary, Timberland Bancorp, Inc., 624 Simpson Avenue, Hoquiam, Washington 98550.  The annual report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.  In addition, a copy our Annual Report on Form 10-K for the fiscal year ended September 30, 2011 is available to each record and beneficial owner of Timberland’s common stock without charge upon written request to the Corporate Secretary at the address given above.

SHAREHOLDER PROPOSALS

Proposals of shareholders intended to be presented at next year’s annual of shareholders must be received at the executive office at 624 Simpson Avenue, Hoquiam, Washington 98550, no later than August 21, 2012.  Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act, and as with any shareholder proposal (regardless of whether included in our proxy materials), our Articles of Incorporation and Bylaws.

Our Articles of Incorporation provide that in order for a shareholder to make nominations for the election of directors or proposals for business to be brought before a meeting, a shareholder must deliver notice of such nominations and/or proposals to the Corporate Secretary not less than 30 nor more than 60 days prior to the date of the meeting; provided that if less than 31 days’ notice of the meeting is given to shareholders, such written notice must be delivered not later than the close of the tenth day following the day on which notice of the meeting was mailed to shareholders.  We anticipate that, in order to be timely, shareholder nominations or proposals intended to be made at the annual meeting must be made by December 24, 2011.  As specified in the Articles of Incorporation, the notice with respect to nominations for election of directors must set forth certain information regarding each nominee for election as a director, including the person’s name, age, business address and number of shares of common stock held, a written consent to being named in the Proxy Statement as a nominee and to serving as a director, if elected, and certain other information regarding the shareholder giving such notice.  The notice with respect to business proposals to be brought before the annual meeting must state the shareholder’s name, address and number of shares of common stock held, a brief discussion of the business to be brought before the annual meeting, the reasons for conducting such business at the meeting, and any interest of the shareholder in the proposal.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Dean J. Brydon

DEAN J. BRYDON
CORPORATE SECRETARY

Hoquiam, Washington
December 19, 2011

REVOCABLE PROXY
TIMBERLAND BANCORP, INC.

ANNUAL MEETING OF SHAREHOLDERS
January 24, 2012

The undersigned hereby appoints the official Proxy Committee of the Board of Directors of Timberland Bancorp, Inc. (“Timberland”) with full powers of substitution, as attorneys and proxies for the undersigned, to vote all shares of common stock of Timberland which the undersigned is entitled to vote at the annual meeting of shareholders, to be held at the Hoquiam Timberland Library, located at 420 7th Street, Hoquiam, Washington, on Tuesday, January 24, 2012, at 1:00 p.m., local time, and at any and all adjournments thereof, as indicated.

		FOR	WITHHELD

1.	The election as director of the nominees listed below	[ ]	[ ]
(except as marked to the contrary below).

Andrea M. Clinton
Ronald A. Robbel

INSTRUCTIONS: To withhold your vote
for any individual nominee, write the
nominee’s name on the line below.

_________________________________________

		FOR	AGAINST	ABSTAIN

2.	Advisory approval of the compensation of Timberland Bancorp, Inc.’s named executive officers.	[ ]	[ ]	[ ]

3.	The ratification of the Audit Committee’s selection of Delap LLP as the independent auditor for the year ending September 30, 2012.	[ ]	[ ]	[ ]

4.	In their discretion, upon such other matters as may properly come before the meeting.

The Board of Directors recommends a vote “FOR” the listed propositions.

This proxy will be voted as directed, but if no instructions are specified, this proxy will be voted for the proposition stated.  If any other business is presented at the annual meeting, this proxy will be voted by those named in this proxy in their best judgment.  At the present time, the Board of Directors knows of no other business to be presented at the meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote at the annual meeting or at any adjournment thereof and after notification to the Corporate Secretary of Timberland at the meeting of the shareholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

The undersigned acknowledges receipt from Timberland prior to the execution of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement for the annual meeting of shareholders, and the 2011 Annual Report to Shareholders.

Dated: ______________________________

____________________________________	____________________________________
PRINT NAME OF SHAREHOLDER	PRINT NAME OF SHAREHOLDER

____________________________________	____________________________________
SIGNATURE OF SHAREHOLDER	SIGNATURE OF SHAREHOLDER

Please sign exactly as your name appears on this proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.

Please complete, date, sign and mail this proxy promptly in the enclosed postage-paid envelope.